UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on June 5, 2013, the stockholders of Landmark Apartment Trust of America, Inc. (the “Company”), by a majority of all votes entitles to be cast at the 2013 Annual Meeting of Stockholders of the Company, approved an amendment and restatement of the Company’s charter (the “Amended and Restated Charter”). For a summary of the revisions made to the Company’s previous charter by the Amended and Restated Charter, see the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 26, 2013. The Amended and Restated Charter was filed with the Maryland State Department of Assessments and Taxation and became effective on June 17, 2013. A copy of the Amended and Restated Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Articles of Amendment and Restatement of Landmark Apartment Trust of America, Inc., adopted on June 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
Name: B. Mechelle Lafon
Title: Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Item	Description

3.1	Articles of Amendment and Restatement of Landmark Apartment Trust of America, Inc., adopted on June 17, 2013.

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